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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 1998

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




                  1-11008                                    33-0499007
            Commission File Number                         (IRS Employer
                                                         Identification No.)

             11300 9th Street North                            33716
            St. Petersburg, Florida                          (Zip code)
    (Address of principal executive offices)

                                 (813) 579-5000
                         Registrant's Telephone Number





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Item 5.           Other Events.

                  On December 1, 1998 Catalina Marketing Corporation (the Company) issued a press release announcing that Philip Livingston, Chief Financial Officer of the Company had resigned.


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Item 7.           Exhibits.

                  99.8      Form of press release dated December 1, 1998.



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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CATALINA MARKETING CORPORATION




                                            By  /s/ Daniel D. Granger
                                               -------------------------------
                                                    Daniel D. Granger,
                                                    President and
                                                    Chief Executive Officer


Dated:      December 10, 1998